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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date or earliest event reported): December 11, 2001.

                              KEY3MEDIA GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         1-16061                   95-4799962
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(State or other Jurisdiction         (Commission File              IRS Employer
     of incorporation)                Number)                Identification No.)

                         5700 Wilshire Blvd., Suite 325
                              Los Angeles, CA 90036
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (323) 954-6000


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

                              ITEM 5. OTHER EVENTS.

On December 12, 2001, Key3Media Group, Inc. announced that it had reduced its debt by $10 million. The press release announcing such transaction is attached hereto as Exhibit 99.1.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

99.1 Press release dated December 12, 2001, announcing the reduction of Key3Media's debt by $10 million.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KEY3MEDIA GROUP, INC.

       Dated: December 12, 2001            By: /s/ Peter B. Knepper
       ------------------------            ------------------------

                                              Name:  Peter B. Knepper
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.   Description

99.1 Press release dated December 12, 2001, announcing the reduction of Key3Media's debt by $10 million.